                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                       JANUARY 31, 2006 (JANUARY 31, 2006)
               (Date of Report (date of earliest event reported))

                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

              MARYLAND                                 1-32213                              20-0947002

    (State or other jurisdiction                (Commission File No.)             (I.R.S. Employer Identification
  of incorporation or organization)                                                           Number)

           33 MAIDEN LANE                                                                      10038
            NEW YORK, NY                                                                     (Zip Code)

(Address of principal executive office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         MortgageIT, Inc., the wholly owned residential mortgage banking subsidiary of MortgageIT Holdings, Inc., supplied the following information to
National Mortgage News/American Banker ("National Mortgage") on January 31, 2006
in response to National Mortgage's Fourth Quarter 2005 Total Origination &
Servicing Volume Survey: (i) total originations for the 4th quarter of 2005 equal $9,244,116,864 in volume, 44,444 loans; (ii) wholesale originations for the 4th quarter of 2005 equal $6,220,888,577 in volume; (iii) correspondent originations for the 4th quarter of 2005 equal $1,492,415,962 in volume; (iv)
total originations for the 4th quarter of 2004 equal $4,387,576,245 in volume,
19,875 loans; (v) wholesale originations for the 4th quarter of 2004 equal
$3,405,100,032 in volume; and (vi) correspondent originations for the 4th quarter of 2004 equal $78,506,942 in volume. For this purpose, "originations"
refers only to mortgage loans closed and funded.

         The information under Item 7.01 in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current
Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of
1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current
Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MORTGAGEIT HOLDINGS, INC.

                            By: /s/ Andy Occhino
                                ------------------------
                                Andy Occhino
                                Secretary

Date:  January 31, 2006